Trust for Advised Portfolios
August 15, 2023
Supplement to the Opportunity Trust
Summary Prospectus
dated April 30, 2023, as supplemented

Effective August 21, 2023, the name of the Opportunity Trust (the “Fund”) will be changed to Patient Opportunity Trust. The name change does not affect the investment objective or principal investment strategies of the Fund. All references to Opportunity Trust in the Fund’s Summary Prospectus are deleted and replaced with the name Patient Opportunity Trust.

Please retain this supplement with your Summary Prospectus for future reference.